UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2017

Date of reporting period:  May 31, 2017

Item 1. Reports to Stockholders.

Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

May 31, 2017

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	9

SCHEDULES OF INVESTMENTS	14

SCHEDULE OF WRITTEN OPTIONS	17

STATEMENTS OF ASSETS AND LIABILITIES	26

STATEMENTS OF OPERATIONS	27

STATEMENTS OF CHANGES IN NET ASSETS	28

FINANCIAL HIGHLIGHTS	30

NOTES TO FINANCIAL STATEMENTS	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44

NOTICE OF PRIVACY POLICY & PRACTICES	45

ADDITIONAL INFORMATION	46

Dear Shareholder of the M.D. Sass Equity Income Plus Fund (the “Fund” or “MDEIX” or “MDEPX”),

Performance Review:

MDEIX returned +4.29% for the 12-month period ended May 31, 2017 (MDEPX returned +3.92% over the same period).  The CBOE S&P 500 BuyWrite Index (BXM) returned +12.96% over the same time period.  Importantly, our results include a performance drag of approximately -5.96% from the purchase of S&P 500 Index Puts (SPY) as a potential hedge against a sharp market decline, which the BXM Index does not have.

The relative underperformance of “value” stocks relative to “growth” stocks (as measured by the Russell 1000 Value and Growth indices) proved to be a challenging headwind for the Fund during the period.  To that point, the Information Technology sector was up nearly 34% during the fiscal year and contributed 670 basis points of the S&P 500 Index’s total return of 1,747 basis points.  As investors in the Fund are aware, we avoid investing in high multiple growth stocks, but many of the biggest positive contributors to the S&P 500 Index’s performance were of this variety.

The Fund’s overweight allocation to Healthcare, specifically Specialty Pharmaceuticals, also detracted from performance.  Fears of drug price reform continued to weigh on these stocks as President Trump continued the rhetoric regarding price gouging that was initiated by Hillary Clinton during her campaign.  We continue to believe that drug price reform will not take shape in any material manner and, likewise, believe sentiment on these stocks will improve as the fear subsides due to lack of government action.

At the security level, the stocks that most positively impacted performance during the fiscal year were Apollo Global (APO), Citizens Financial Group (CFG) and NRG Yield (NYLD), while the most significant stock detractors were Gilead Sciences (GILD), Teva Pharmaceuticals (TEVA) and NRG Energy (NRG) (the performance impact of the stocks stated above does not include the impact of the call writing associated with these positions).

As noted, the positive returns in the S&P 500 Index also caused our SPY put option hedges to negatively impact performance. The market has experienced historically low levels of implied volatility which has created a difficult backdrop for the put hedges.  In light of the multitude of geopolitical risks (North Korea, Brexit, Middle East tensions, Trump administration policies, etc.), we are surprised by the market’s complacency and are comfortable maintaining significant put protection.

Market Outlook:

We believe the extraordinarily low levels of the VIX Index is a cautionary sign as it confirms investor complacency.  Periods of prolonged low volatility could lead to excessive risk taking, particularly in a low interest rate environment where investors are craving yield.  In a recent report on the VIX Index by Deutsche Bank, they stated, “when vol is low, you tend to be priced for perfection that might happen, but if it doesn’t, the performance drop will be most stark and markets are least set up for it.”  So what can go wrong?  Earlier in this letter, we discussed potential risks from North Korea, Brexit, and Trump administration policies (or lack of policy enactment).  Post election, the market was clearly hopeful for domestic tax and infrastructure bills to boost GDP and economic growth.  However, the failure to repeal and replace the Affordable Care Act (ACA), and current struggle to revive it, is delaying the Trump administration’s tax reform program, the centerpiece of its pro-growth reflationary agenda. We prefer to be fearful while others are greedy and feel quite comfortable running a hedged equity strategy as we move forward.  The market is not pricing in a shock to the system that could occur from a myriad of factors and risks, yet we believe the Fund is well-equipped for such a blow, should it occur.

We appreciate the confidence our shareholders have placed in us.

Past performance is not a guarantee of future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.  The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including exchange-traded funds (“ETFs”), it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund may participate in initial public offerings (“IPOs”) or Secondary offerings which may result in a magnified impact on the performance of the Fund. IPO’s and Secondary offerings are frequently volatile in price and may increase the turnover of the Fund, which may lead to increased expenses. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

CBOE S&P 500 BuyWrite Index (BXM): The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

S&P 500 Index: The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

Russell 1000 Value Index: A broadly diversified index predominantly made up of value stocks of large U.S. companies.

Russell 1000 Growth Index: A broadly diversified index predominantly made up of value stocks of large U.S. companies.

Basis Point: A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

VIX Index: A measure of implied volatility in the stock market that is calculated on the basis of short- term index options on the S&P 500 Index. A high VIX index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX index generally follows calm markets and rising prices.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This Fund is distributed by Quasar Distributors, LLC.

Dear Shareholder of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund” or “MDSIX”),

Performance Review:

2016-17 was a challenging year for fixed income markets due to rising interest rates depressing bond prices, particularly longer term issues and increased credit spreads further depressing corporate and municipal issues.  Money market funds continued to yield close to zero.  For the one-year period through May 31, 2017, MDSIX returned +0.64%. For the same period, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index returned +0.57%. These results demonstrate that the Fund was a value-added alternative to other short duration instruments.

Average Annual Total Return as of 5/31/2017
	1 Year	5 Years	Since Inception 6/30/11
MDSIX Institutional Class	0.64%	0.59%	0.99%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	0.57%	0.64%	0.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1- 855-637-3863.

MDSIX Gross Expense ratio: 0.59%; MDSIX Net Expense ratio: 0.57%*

*
Ratios correlate to the prospectus dated September 28, 2016. The Fund’s investment adviser has contractually agreed to waive its management fees and/or reimburse Fund expenses through at least September 28, 2017.

The Fund’s returns have been driven by its high relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows that provide higher yields than comparable U.S. Treasury issues and to sell them if and when they become fairly valued.  At May 31, 2017, MDSIX’s 30 Day SEC Yield was +5.00% (+4.87% Unsubsidized) compared to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index’s +1.29% yield. These returns and yields were also produced while maintaining a focus on short-term securities. The Fund’s effective duration at May 31, 2017 was 1.98 years.

Global government yields increased dramatically after the U.S. Presidential election last year, as the market embraced a greater likelihood of stronger near term economic growth increasing credit demand combined with substantial infrastructure spending and tax reductions. These factors lead to higher inflation and budget deficit expectations which steepened the yield curve as longer maturity Treasury yields increased more than the shorter maturity Treasury yields. However, the government yield selloff largely reversed year-to-date due to heightened market skepticism (as we expected) over the new administration’s ability to pass legislation enacting the totality of its policy goals.  The market is also beginning to focus on the timing and consequence of the Fed’s stated objective of shrinking its balance sheet.  Amid this volatility, the cash flows from our Mortgage Backed Securities (MBS) holdings have remained stable, which we believe is the ultimate driver of the Fund’s return over time.

Market Outlook:

U.S. Government and Agency MBS yields remain a compelling standout amidst the spectrum of alternative high credit quality global alternatives, where the existence of negative rates continues in many countries.  While the Fed has entered a tightening regime, for which the Fed has conveyed would be implemented in incremental and gradual fashion, the European Central Bank (ECB) continues with its quantitative easing effort, and the Bank of Japan (BOJ) continues to target a “zero” yield on its 10 year sovereign rate.

In addition, we expect any upward path of interest rate hikes by the Fed to be slow and gradual unless and until the U.S. economy is clearly on a growth sustained trajectory meaningfully above 2% or inflation above 2% is evident.  In the meantime, spreads in the credit sector have tightened dramatically. In relative terms, agency MBS appear decently valued, versus corporates and certainly versus other global alternatives. Finally, our M.D. Sass bond strategy is a highly specialized Agency MBS strategy. We remain confident in the potential benefits of our high quality bond strategy as it continues to aim to be an effective vehicle to buffer against adverse market volatility.

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities while the Fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index: An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest in an index.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Effective Duration:  Is calculated using the approximate duration formula for a bond with an embedded option, reflecting the expected change in the cash flow caused by the option.  Measures the responsiveness of a bond’s price - taking into account that expected cash flows will change as interest rates change due to the embedded option.

Cash Flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Investment-Grade refers to a bond with a credit rating that is BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Ratings are based on a corporate bond model. The higher the rating the more likely the bond will pay back par/100 cents on the dollar.

High Yield refers to a security that is rated below investment grade. These securities are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. They are less likely to pay back 100 cents on the dollar.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Investor Class shares of the M.D. Sass Equity Income Plus Fund only), shareholder servicing fees (Investor Class shares of the M.D. Sass Equity Income Plus Fund only) and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line under each share class in the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These Expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each share class in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)

Institutional Class
Actual	$1,000.00	$1,042.80	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78

Investor Class
Actual	$1,000.00	$1,041.00	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54

(1)	The period is December 1, 2016 – May 31, 2017.
(2)
Expenses for the Institutional Class and Investor Class are equal to the annualized expense ratio of 0.75% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Funds
Expense Examples (Continued)
(Unaudited)

M.D. Sass Short Term U.S. Government Agency Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)

Institutional Class
Actual	$1,000.00	$1,008.50	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	$2.77

(1)	The period is December 1, 2016 – May 31, 2017.
(2)	Expenses for the Institutional Class are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Fund’s investment adviser believes are undervalued.  The Fund’s investment adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of May 31, 2017 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*  Written Options (2.35)%

Continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2017

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	4.28%	4.29%	2.29%	5.16%
CBOE S&P 500 BuyWrite Index	6.95%	12.96%	6.45%	8.42%
S&P 500 Index	10.81%	17.47%	10.14%	13.28%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

M.D. Sass Equity Income Plus Fund – Investor Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2017

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Investor Class	4.10%	3.92%	1.95%	4.84%
CBOE S&P 500 BuyWrite Index	6.95%	12.96%	6.45%	8.42%
S&P 500 Index	10.81%	17.47%	10.14%	13.28%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage backed securities (“Agency MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of May 31, 2017 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2017

			Annualized
					Since
	Six	One	Three	Five	Inception
	Months	Year	Years	Years	(6/30/11)
M.D. Sass Short Term U.S. Government
Agency Income Fund	0.85%	0.64%	0.58%	0.59%	0.99%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.55%	0.57%	0.70%	0.64%	0.68%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

May 31, 2017

	Shares	Value
COMMON STOCKS* – 76.20%

Air Freight & Logistics – 2.38%
FedEx Corp.	8,100	$1,570,104

Airlines – 3.32%
Delta Air Lines, Inc.	44,600	2,191,198

Beverages – 1.74%
Coca-Cola European Partners PLC (a)	28,000	1,149,120

Biotechnology – 7.14%
Gilead Sciences, Inc.	42,100	2,731,869
Shire PLC – ADR	11,500	1,986,280
		4,718,149

Commercial Services & Supplies – 4.17%
Covanta Holding Corp.	186,700	2,753,825

Consumer Finance – 5.78%
Discover Financial Services	37,600	2,207,120
Synchrony Financial	60,000	1,611,000
		3,818,120

Diversified Financial Services – 2.71%
FNF Group	42,000	1,789,620

Food & Staples Retailing – 9.45%
CVS Health Corp.	28,200	2,166,606
Kroger Co.	56,700	1,688,526
Walgreens Boots Alliance, Inc.	29,400	2,381,988
		6,237,120
Hotels, Restaurants & Leisure – 3.61%
Royal Caribbean Cruises Ltd. (a)	21,000	2,313,780
Six Flags Entertainment Corp.	1,200	72,456
		2,386,236

Household Durables – 2.78%
Tempur Sealy International, Inc. (b)	39,500	1,834,380

Independent Power and Renewable Electricity Producers – 7.56%
NRG Energy, Inc.	155,500	2,497,330
NRG Yield, Inc.	140,800	2,492,160
		4,989,490

Insurance – 4.97%
Chubb Ltd. (a)	10,000	1,431,900
MetLife, Inc.	36,600	1,851,594
		3,283,494

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2017

	Shares	Value
COMMON STOCKS* – 76.20% (Continued)

IT Services – 1.82%
Cognizant Technology Solutions Corp.	18,000	$1,204,380

Media – 2.64%
Liberty Global Plc LiLAC (a)(b)	82,500	1,741,575

Multiline Retail – 2.06%
Dollar General Corp.	18,500	1,357,715

Oil, Gas & Consumable Fuels – 3.81%
EQT Corp.	29,500	1,630,465
Occidental Petroleum Corp.	15,000	883,950
		2,514,415
Pharmaceuticals – 6.60%
Allergan PLC (a)	9,400	2,103,250
Pfizer, Inc.	69,000	2,252,850
		4,356,100

Transportation Infrastructure – 3.66%
Macquarie Infrastructure Corp.	31,000	2,414,900
TOTAL COMMON STOCKS (Cost $50,861,204)		50,309,941

MASTER LIMITED PARTNERSHIPS* – 7.93%

Capital Markets – 4.78%
Apollo Global Management, LLC	116,800	3,157,104

Oil, Gas & Consumable Fuels – 3.15%
EQT Midstream Partners LP	28,200	2,080,032
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,564,013)		5,237,136

REAL ESTATE INVESTMENT TRUSTS* – 8.35%
Crown Castle International Corp.	11,000	1,118,150
Gaming & Leisure Properties, Inc.	83,512	3,065,726
Uniti Group, Inc.	53,000	1,325,530
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,006,357)		5,509,406

	Contracts
PURCHASED OPTIONS – 0.22%

Put Options – 0.22%
SPDR S&P 500 ETF Trust
Expiration: July 2017, Exercise Price: $215.00	1,900	62,700
Expiration: June 2017, Exercise Price: $230.00	1,700	85,000
TOTAL PURCHASED OPTIONS (Cost $350,086)		147,700

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS – 9.98%
STIT-Treasury Portfolio, Institutional Class, 0.650% (c)	6,589,025	$6,589,025
TOTAL SHORT-TERM INVESTMENTS (Cost $6,589,025)		6,589,025

Total Investments (Cost $66,370,685) – 102.68%		67,793,208
Liabilities in Excess of Other Assets – (2.68)%		(1,770,581)
TOTAL NET ASSETS – 100.00%		$66,022,627

Percentages are stated as a percent of net assets.

*	All or a portion of these securities may be subject to call options written.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Seven day yield as of May 31, 2017.
ADR      American Depositary Receipt

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options

May 31, 2017

	Contracts	Value
CALL OPTIONS
Allergan PLC (a)
Expiration: June 2017, Exercise Price: $245.00	(94)	$(752)
Apollo Global Management, LLC
Expiration: June 2017, Exercise Price: $28.00	(584)	(8,760)
Expiration: September 2017, Exercise Price: $28.00	(584)	(49,640)
Chubb Ltd. (a)
Expiration: August 2017, Exercise Price: $135.00	(100)	(92,800)
Coca-Cola European Partners PLC (a)
Expiration: August 2017, Exercise Price: $38.00	(280)	(98,000)
Cognizant Technology Solutions Corp.
Expiration: July 2017, Exercise Price: $62.50	(180)	(88,200)
Covanta Holding Corp.
Expiration: June 2017, Exercise Price: $15.00	(1,048)	(15,720)
Expiration: September 2017, Exercise Price: $15.00	(819)	(50,778)
Crown Castle International Corp.
Expiration: June 2017, Exercise Price: $92.50	(110)	(107,800)
CVS Health Corp.
Expiration: July 2017, Exercise Price: $85.00	(282)	(1,974)
Delta Air Lines, Inc.
Expiration: June 2017, Exercise Price: $50.00	(446)	(32,558)
Discover Financial Services
Expiration: July 2017, Exercise Price: $67.50	(376)	(2,256)
Dollar General Corp.
Expiration: August 2017, Exercise Price: $80.00	(185)	(16,280)
EQT Corp.
Expiration: June 2017, Exercise Price: $60.00	(295)	(4,425)
EQT Midstream Partners LP
Expiration: July 2017, Exercise Price: $80.00	(282)	(4,230)
FedEx Corp.
Expiration: July 2017, Exercise Price: $195.00	(81)	(42,120)
FNF Group
Expiration: June 2017, Exercise Price: $38.00	(420)	(197,400)
Gaming & Leisure Properties, Inc.
Expiration: July 2017, Exercise Price: $34.00	(835)	(235,887)
Gilead Sciences, Inc.
Expiration: July 2017, Exercise Price: $70.00	(421)	(13,051)
Kroger Co.
Expiration: July 2017, Exercise Price: $31.00	(567)	(35,154)
Liberty Global Plc LiLAC (a)
Expiration: October 2017, Exercise Price: $22.50	(825)	(107,250)
Macquarie Infrastructure Corp.
Expiration: July 2017, Exercise Price: $80.00	(291)	(25,608)
MetLife, Inc.
Expiration: July 2017, Exercise Price: $52.50	(366)	(23,424)
NRG Energy, Inc.
Expiration: June 2017, Exercise Price: $17.00	(370)	(9,250)
Expiration: June 2017, Exercise Price: $20.00	(1,185)	(2,963)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

May 31, 2017

	Contracts	Value
CALL OPTIONS (Continued)
NRG Yield, Inc.
Expiration: November 2017, Exercise Price: $17.50	(470)	$(58,280)
Expiration: November 2017, Exercise Price: $20.00	(938)	(25,795)
Occidental Petroleum Corp.
Expiration: August 2017, Exercise Price: $65.00	(150)	(4,950)
Pfizer, Inc.
Expiration: July 2017, Exercise Price: $34.00	(690)	(11,040)
Royal Caribbean Cruises Ltd. (a)
Expiration: July 2017, Exercise Price: $105.00	(210)	(143,850)
Shire PLC (a)
Expiration: July 2017, Exercise Price: $185.00	(115)	(20,412)
Six Flags Entertainment Corp.
Expiration: June 2017, Exercise Price: $55.00	(12)	(6,720)
Synchrony Financial
Expiration: June 2017, Exercise Price: $29.00	(90)	(450)
Expiration: June 2017, Exercise Price: $30.00	(510)	(1,275)
Tempur Sealy International, Inc.
Expiration: June 2017, Exercise Price: $50.00	(395)	(19,750)
Uniti Group, Inc.
Expiration: August 2017, Exercise Price: $27.50	(530)	(9,010)
Walgreens Boots Alliance, Inc.
Expiration: July 2017, Exercise Price: $85.00	(294)	(24,990)
TOTAL WRITTEN OPTIONS (Premiums received $1,586,340)		$(1,592,802)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments

May 31, 2017

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 88.84%
Fannie Mae Pool
545825, 6.000%, 07/01/2017	$124	$124
254443, 6.000%, 09/01/2017	1,225	1,227
254473, 5.500%, 10/01/2017	6,989	7,015
555872, 5.000%, 11/01/2018	4,566	4,686
AL0217, 5.000%, 11/01/2018	34,125	35,019
774537, 4.500%, 04/01/2019	40,315	41,362
255176, 4.500%, 04/01/2019	13,317	13,663
725527, 5.500%, 05/01/2019	5,606	5,667
725792, 4.500%, 08/01/2019	20,602	21,137
725707, 5.000%, 08/01/2019	69,874	71,725
735990, 4.500%, 11/01/2019	41,263	42,335
255547, 4.500%, 01/01/2020	80,235	82,620
357695, 4.500%, 01/01/2020	101,799	104,777
995182, 5.500%, 06/01/2020	63,297	64,572
745440, 4.500%, 07/01/2020	71,600	73,460
AE0413, 4.000%, 10/01/2020	123,022	127,822
995158, 4.500%, 12/01/2020	171,055	176,081
745238, 6.000%, 12/01/2020	15,223	15,779
MA0630, 4.000%, 01/01/2021	226,150	234,973
MA0688, 4.000%, 03/01/2021	366,369	380,664
745453, 5.500%, 03/01/2021	67,929	71,117
MA0704, 4.000%, 04/01/2021	194,203	201,780
253802, 6.500%, 05/01/2021	28,221	31,358
AE0125, 5.500%, 08/01/2021	34,252	35,523
890330, 5.000%, 10/01/2021	21,336	21,909
995528, 5.000%, 12/01/2021	152,113	160,120
889143, 4.500%, 05/01/2022	25,158	25,893
889323, 5.500%, 11/01/2022	67,983	71,286
890156, 5.000%, 05/01/2023	17,625	18,764
995874, 5.500%, 11/01/2023	6,560	6,868
995185, 5.000%, 12/01/2023	101,718	108,354
995865, 4.500%, 07/01/2024	181,023	191,253
AD3081, 4.000%, 04/01/2025	93,153	98,659
890216, 4.500%, 07/01/2025	81,276	85,777
255984, 4.500%, 11/01/2025	16,633	17,971
AE0368, 3.500%, 12/01/2025	229,019	240,013
256247, 6.000%, 05/01/2026	16,279	18,434
256272, 5.500%, 06/01/2026	548	610
#TBA, 3.500%, 06/15/2026	1,000,000	1,046,953
AL9541, 3.500%, 12/01/2026	374,813	393,076
888281, 6.000%, 04/01/2027	89,150	100,953
47935, 4.840%, 05/01/2027 (a)	1,572	1,665
AL8046, 3.500%, 01/01/2028	1,385,628	1,452,140
252284, 6.500%, 01/01/2029	114,167	132,407
323591, 6.500%, 03/01/2029	29,069	32,711
MA0949, 3.500%, 01/01/2032	167,676	176,150
295541, 3.861%, 10/01/2032 (a)	60,914	64,791

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2017

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 88.84% (Continued)
Fannie Mae Pool (Continued)
676661, 5.500%, 01/01/2033	$106,611	$119,786
555326, 5.500%, 04/01/2033	236,839	272,312
555531, 5.500%, 06/01/2033	222,064	249,565
555592, 5.500%, 07/01/2033	59,561	66,936
748375, 2.350%, 08/01/2033 (a)	3,410	3,569
733533, 4.500%, 08/01/2033	103,489	112,082
806484, 4.613%, 08/01/2033 (a)	56,084	61,071
725205, 5.000%, 03/01/2034	352,657	388,273
995801, 5.500%, 12/01/2034	68,352	76,839
888073, 5.500%, 02/01/2035	43,960	49,290
735989, 5.500%, 02/01/2035	43,320	48,704
735670, 5.500%, 03/01/2035	86,110	96,676
745751, 5.500%, 09/01/2035	53,324	59,897
#TBA, 4.000%, 06/15/2040	2,000,000	2,113,287

Fannie Mae REMICS
2002-57, 5.500%, 09/25/2017	28	28
2002-55-GC, 5.500%, 09/25/2017	0	0
2002-58, 5.500%, 09/25/2017	38	38
2002-59, 5.500%, 09/25/2017	2,647	2,653
2002-55-QE, 5.500%, 09/25/2017	0	0
2002-74, 5.000%, 11/25/2017	4,535	4,595
2002-72, 5.500%, 11/25/2017	2,347	2,356
2002-62, 5.500%, 11/25/2017	6,427	6,460
2002-83, 5.000%, 12/25/2017	18,336	18,406
2003-21, 5.000%, 03/25/2018	6,234	6,334
2003-57-NE, 3.500%, 06/25/2018	11,292	11,346
2003-57-NK, 5.000%, 06/25/2018	1,675	1,692
2003-74, 3.750%, 08/25/2018	6,603	6,649
2003-91, 4.500%, 09/25/2018	28,284	28,613
2003-81, 4.500%, 09/25/2018	30,554	30,947
2003-108, 4.000%, 11/25/2018	47,532	48,643
2003-128, 4.000%, 01/25/2019	46,501	46,978
2009-37, 4.000%, 04/25/2019	12,702	12,788
2004-19, 4.000%, 04/25/2019	49,668	50,812
1999-15, 6.000%, 04/25/2019	50,682	56,277
2004-27, 4.000%, 05/25/2019	27,947	28,336
2004-36, 4.500%, 05/25/2019	25,806	26,501
2009-70, 5.000%, 08/25/2019	5,027	5,103
1990-73, 0.000%, 07/25/2020 (c)	20,158	19,570
2011-68, 3.500%, 12/25/2020	68,130	69,200
2008-36, 4.500%, 05/25/2023	98,579	102,632
2003-80, 4.000%, 06/25/2023	0	0
2008-62, 4.000%, 07/25/2023	46,990	48,650
2005-27, 5.500%, 05/25/2034	12,050	12,314
2005-23, 5.000%, 04/25/2035	14,913	15,738
2005-62, 4.750%, 07/25/2035	18,061	18,754

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2017

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 88.84% (Continued)
Fannie Mae REMICS (Continued)
2007-1, 1.274%, 02/25/2037 (a)	$53,469	$53,354
2010-90, 4.000%, 04/25/2040	116,994	119,565

Fannie Mae-Aces
2012-M9, 3.982%, 12/25/2017 (a)(b)	4,256,200	47,221
2013-M11, 1.500%, 01/25/2018	111,405	111,394
2015-M4, 1.186%, 09/25/2018 (a)	373,984	374,030
2015-M10, 1.226%, 03/25/2019 (a)	708,724	709,244
2012-M8, 2.048%, 12/25/2019 (a)(b)	8,421,744	157,343
2015-M17, 1.906%, 11/25/2022 (a)	663,100	667,712
2016-M2, 1.470%, 01/25/2023	832,457	827,947

FHLMC-GNMA
G023, 1.474%, 11/25/2023 (a)	147,488	148,960

Freddie Mac Gold Pool
G1-1350, 6.000%, 10/01/2017	273	273
G1-1337, 5.500%, 11/01/2017	16,748	16,817
E0-1343, 5.000%, 04/01/2018	10,028	10,304
G1-1399, 5.500%, 04/01/2018	3,034	3,050
E0-1386, 5.000%, 06/01/2018	3,425	3,519
E0-1490, 5.000%, 11/01/2018	69,643	71,565
E0-1497, 5.500%, 11/01/2018	6,764	6,904
G1-2883, 5.000%, 12/01/2018	32,504	33,401
G1-1731, 5.500%, 12/01/2018	37,510	38,100
G1-1551, 5.500%, 02/01/2019	7,592	7,694
G1-1574, 6.000%, 02/01/2019	647	650
G1-3052, 5.000%, 03/01/2019	23,219	23,859
B1-5137, 4.000%, 06/01/2019	14,986	15,575
G1-2081, 4.500%, 06/01/2019	6,719	6,889
G1-8009, 5.000%, 09/01/2019	26,701	27,640
G1-8016, 5.000%, 10/01/2019	121,971	126,249
G1-3330, 6.000%, 10/01/2019	165	165
G1-8020, 4.500%, 11/01/2019	103,167	106,062
G1-2131, 5.000%, 12/01/2019	1,085,212	1,115,158
G1-1650, 5.000%, 02/01/2020	14,150	14,651
G1-2569, 4.000%, 05/01/2020	109,654	113,961
G1-1717, 5.000%, 06/01/2020	36,809	38,238
G1-1722, 5.000%, 07/01/2020	42,106	43,723
G1-1754, 6.000%, 07/01/2020	880	904
G1-3272, 4.500%, 08/01/2020	41,549	42,592
G1-1838, 6.000%, 08/01/2020	9,562	9,795
G1-3318, 5.000%, 10/01/2020	153,767	159,284
G1-1773, 5.000%, 10/01/2020	24,185	25,089
G1-2046, 4.000%, 12/01/2020	41,917	43,564
G1-2911, 4.000%, 02/01/2021	20,607	21,417
G1-1938, 4.500%, 03/01/2021	62,502	64,534

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2017

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 88.84% (Continued)
Freddie Mac Gold Pool (Continued)
G1-2189, 5.500%, 03/01/2021	$82,431	$85,831
G1-1941, 5.500%, 04/01/2021	6,052	6,346
G1-2121, 5.500%, 04/01/2021	54,378	56,852
G1-4200, 4.000%, 06/01/2021	74,096	77,006
G1-2322, 5.500%, 07/01/2021	9,121	9,592
G1-2239, 5.500%, 07/01/2021	21,796	22,963
G1-2381, 5.000%, 09/01/2021	105,543	110,694
G1-2456, 4.000%, 10/01/2021	45,900	47,703
G1-2403, 5.000%, 10/01/2021	61,263	64,136
G1-2717, 5.500%, 11/01/2021	9,196	9,545
G1-4904, 4.500%, 12/01/2021	77,942	79,920
G1-2942, 4.500%, 01/01/2022	29,546	30,350
G1-2977, 5.500%, 10/01/2022	39,765	42,034
G3-0234, 6.500%, 11/01/2022	2,512	2,727
G1-3007, 5.000%, 03/01/2023	73,734	78,981
G1-3345, 6.500%, 10/01/2023	19,848	20,876
G1-4160, 6.000%, 01/01/2024	4,923	5,104
G1-3390, 6.000%, 01/01/2024	68,024	72,469
G1-3610, 5.500%, 02/01/2024	54,418	58,131
G1-3692, 5.500%, 02/01/2024	31,505	33,480
G1-5123, 3.000%, 06/01/2024	171,963	177,906
G1-4223, 5.500%, 07/01/2024	31,625	32,691
G1-8323, 4.500%, 09/01/2024	163,929	174,718
G1-8330, 4.500%, 11/01/2024	145,114	154,338
J1-2635, 4.000%, 07/01/2025	103,674	109,216
G3-0289, 7.000%, 09/01/2025	286,253	306,087
J1-3273, 3.500%, 10/01/2025	161,757	169,752
C9-0945, 5.000%, 01/01/2026	92,846	101,759
G1-4159, 4.000%, 06/01/2026	232,545	245,019
G1-5112, 4.500%, 06/01/2026	59,421	60,951
G1-4391, 5.000%, 06/01/2026	56,898	59,534
G1-5113, 4.500%, 09/01/2026	53,961	55,387
C9-0989, 6.000%, 09/01/2026	70,733	80,127
G1-4350, 4.000%, 12/01/2026	149,314	157,372
G0-1584, 5.000%, 08/01/2033	108,604	120,535
G0-5168, 5.000%, 12/01/2034	25,154	27,879
G0-4913, 5.000%, 03/01/2038	99,160	109,241
H0-9207, 6.500%, 08/01/2038	98,330	108,565

Freddie Mac Multifamily Structured Pass Through Certificates
K-714, 0.694%, 10/25/2020 (a)(b)	11,445,986	223,391
Q-001, 1.701%, 04/25/2021	662,319	659,528
K-720, 0.542%, 08/25/2022 (a)(b)	9,688,960	224,230
K-023, 1.284%, 08/25/2022 (a)(b)	4,736,869	261,220
K-J10, 2.124%, 12/25/2022	184,695	186,508
K-724, 0.310%, 11/25/2023 (a)(b)	5,270,022	84,718
K-057, 1.193%, 07/25/2026 (a)(b)	2,697,347	235,617

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2017

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 88.84% (Continued)
Freddie Mac Non Gold Pool
30-4276, 8.000%, 07/01/2018	$11	$11

Freddie Mac REMICS
2513-JE, 5.000%, 10/15/2017	5,738	5,763
2510, 5.000%, 10/15/2017	3,207	3,219
2515, 5.000%, 10/15/2017	9,729	9,759
2513-DB, 5.000%, 10/15/2017	12,219	12,274
2564, 5.500%, 10/15/2017	9,145	9,194
2555, 4.250%, 01/15/2018	11,094	11,153
2575, 5.000%, 02/15/2018	7,946	8,050
2617, 4.500%, 05/15/2018	47,547	48,012
2627, 4.500%, 06/15/2018	19,020	19,202
2663, 5.000%, 08/15/2018	41,015	41,409
2686, 3.500%, 10/15/2018	43,514	44,425
2695, 4.000%, 10/15/2018	54,350	54,906
2707, 4.500%, 11/15/2018	40,619	41,175
2720, 5.000%, 12/15/2018	25,633	26,029
2790, 5.000%, 05/15/2019	27,622	28,149
3563, 4.000%, 08/15/2019	63,834	64,632
2895, 4.000%, 11/15/2019	47,024	47,725
3414, 4.000%, 12/15/2019	54,699	55,411
2934, 0.000%, 02/15/2020 (c)	37,463	36,535
2999, 4.500%, 07/15/2020	48,820	49,645
3033, 4.500%, 09/15/2020	34,336	34,899
3288, 4.500%, 03/15/2022	102,844	105,631
2649, 3.500%, 07/15/2023	29,208	29,787
2720, 5.000%, 12/15/2023	106,671	114,861
2824, 5.000%, 07/15/2024	7,479	7,918
3784, 4.000%, 01/15/2026	49,471	51,991
3803, 4.000%, 11/15/2028	42,775	43,210
2344, 6.500%, 08/15/2031	29,779	34,709

FRESB Mortgage Trust
2015-SB2, 2.086%, 07/25/2035 (a)	406,956	408,137
2015-SB7, 2.370%, 09/25/2035 (a)	486,330	489,197
2015-SB9, 2.434%, 11/25/2035 (a)	489,173	493,317
2016-SB13, 2.060%, 01/25/2036 (a)	488,315	486,268
2016-SB16, 2.130%, 05/25/2036 (a)	496,943	495,203
2015-SB3, 2.012%, 08/25/2042 (a)	357,412	356,889

Ginnie Mae I Pool
781464X, 7.000%, 07/15/2017	54	54
603378X, 5.000%, 01/15/2018	2,612	2,642
781567X, 5.000%, 02/15/2018	3,939	4,024
781731X, 4.500%, 11/15/2018	34,484	35,464
781919X, 5.000%, 05/15/2020	144,203	151,805
782232X, 5.000%, 07/15/2021	86,141	90,683

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2017

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 88.84% (Continued)
Ginnie Mae I Pool (Continued)
782618X, 4.500%, 04/15/2024	$133,510	$142,175
741854X, 4.000%, 05/15/2025	208,356	218,307

Government National Mortgage Association
2013-101, 0.514%, 05/16/2035	438,159	429,876
2010-112, 3.000%, 04/20/2038	26,230	26,431
2013-55, 1.579%, 12/16/2042	537,203	526,281
2015-97, 2.400%, 04/16/2043	921,787	916,586
2011-6, 3.500%, 10/16/2044 (a)	496,141	501,703
2013-107, 0.551%, 11/16/2047 (a)(b)	5,602,803	183,422
2013-15, 0.608%, 08/16/2051 (a)(b)	6,711,928	298,814
2013-07, 0.400%, 05/16/2053 (a)(b)	8,940,958	324,504
2013-01, 0.792%, 02/16/2054 (a)(b)	7,770,219	425,976
2013-105, 0.668%, 06/16/2054 (a)(b)	4,619,145	161,387
2013-17, 0.854%, 06/16/2054 (a)(b)	8,260,870	372,295
2013-40, 0.967%, 06/16/2054 (a)(b)	5,283,236	255,522
2013-101, 0.706%, 10/16/2054 (a)(b)	5,837,008	216,654
2013-156, 0.770%, 06/16/2055 (a)(b)	6,032,144	255,827
2014-155, 1.248%, 08/16/2055 (a)(b)	2,175,674	161,062
2014-01, 0.579%, 09/16/2055 (a)(b)	6,763,396	252,265
2014-54, 0.649%, 09/16/2055 (a)(b)	8,718,874	381,473
2014-73, 0.689%, 04/16/2056 (a)(b)	4,886,253	207,354
2014-120, 0.738%, 04/16/2056 (a)(b)	3,178,068	156,863
2014-138, 0.766%, 04/16/2056 (a)(b)	2,231,443	121,404
2015-130, 0.873%, 07/16/2057 (a)(b)	3,345,733	183,630
2016-52, 0.949%, 03/16/2058 (a)(b)	5,651,806	399,435
TOTAL MORTGAGE BACKED SECURITIES (Cost $33,731,103)		32,333,981

U.S. GOVERNMENT NOTES/BONDS – 7.20%
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2018	1,582,020	1,583,771
0.125%, 04/15/2021	1,028,670	1,037,199
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $2,638,015)		2,620,970

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

May 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS – 13.38%
First American U.S. Treasury Money Market Fund, Class Z, 0.608% (a)(d)	4,869,601	$4,869,601
TOTAL SHORT-TERM INVESTMENTS (Cost $4,869,601)		4,869,601

Total Investments (Cost $41,238,719) – 109.42%		39,824,552
Liabilities in Excess of Other Assets – (9.42)%		(3,430,057)
TOTAL NET ASSETS – 100.00%		$36,394,495

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2017.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(d)	Seven day yield as of May 31, 2017.

Abbreviations
#TBA	Pool number to be announced.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Statements of Assets and Liabilities

May 31, 2017

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
ASSETS
Investments, at value (cost $66,370,685 and $41,238,719)	$67,793,208	$39,824,552
Due from broker	139,129	—
Dividends and interest receivable	152,818	179,236
Receivable for Fund shares sold	20,000	1,519
Other assets	23,254	15,028
TOTAL ASSETS	68,128,409	40,020,335

LIABILITIES
Written options, at value (premiums received of $1,586,340 and $—, respectively)	1,592,802	—
Payable for investments purchased	298,763	3,145,588
Payable for Fund shares redeemed	10,000	431,399
Payable to Adviser	20,966	449
Payable to custodian	120,240	—
Payable to affiliates	28,852	24,560
Payable for distribution fees	1,643	—
Payable for shareholder servicing fees	3,229	—
Accrued expenses and other liabilities	29,287	23,844
TOTAL LIABILITIES	2,105,782	3,625,840
NET ASSETS	$66,022,627	$36,394,495

Net Assets Consist Of:
Paid-in capital	$73,751,682	$42,445,752
Accumulated undistributed net investment income (loss)	(1,827)	12,158
Accumulated net realized loss from investments	(9,143,336)	(4,649,248)
Net unrealized appreciation (depreciation) on investments:
Investments and purchased options	1,422,523	(1,414,167)
Written options	(6,462)	—
Foreign currency	47	—
Net Assets	$66,022,627	$36,394,495

Institutional Class Shares
Net assets	64,908,277	36,394,495
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,057,065	3,825,083
Net asset value, offering price and redemption price per share	$10.72	$9.51
Investor Class Shares
Net assets	1,114,350	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	104,287	N/A
Net asset value, offering price and redemption price per share	$10.69	$ N/A

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Year Ended May 31, 2017

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
INVESTMENT INCOME
Dividend income	$1,661,911 (1)	$17
Interest income (net of amortization and paydown gains and losses)	14,818	2,059,629
TOTAL INVESTMENT INCOME	1,676,729	2,059,646

EXPENSES
Management fees	617,150	196,830
Administration and accounting fees	100,893	53,896
Transfer agent fees and expenses	50,797	27,276
Federal and state registration fees	40,648	19,108
Audit and tax fees	19,993	18,493
Legal fees	11,956	11,998
Chief Compliance Officer fees	11,925	11,925
Custody fees	11,196	19,395
Reports to shareholders	9,033	4,776
Trustees’ fees	6,262	6,202
Distribution fees – Investor Class	4,326	—
Pricing expenses	3,172	45,546
Shareholder servicing fees – Investor Class	1,730	—
Other expenses	10,960	7,346
TOTAL EXPENSES	900,041	422,791
Less waivers and reimbursement by Adviser (Note 4)	(274,305)	(61,936)
NET EXPENSES	625,736	360,855
NET INVESTMENT INCOME	1,050,993	1,698,791

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments and purchased options	2,199,261	(218,384)
Written options	(965,738)	—
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	(216,323)	(1,249,607)
Written options	367,217	—
Foreign currency	47	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,384,464	(1,467,991)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,435,457	$230,800

(1)	Net of $8,356 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
FROM OPERATIONS
Net investment income	$1,050,993	$2,296,690
Net realized gain (loss) from:
Investments and purchased options	2,199,261	(6,930,839)
Written options	(965,738)	6,293,975
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	(216,323)	(8,909,358)
Written options	367,217	(185,764)
Foreign currency	47	—
Net increase (decrease) in net assets from operations	2,435,457	(7,435,296)

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(1,120,712)	(3,165,512)
Net investment income – Class C(1)	—	(5,719)
Net investment income – Investor Class	(21,570)	(49,693)
Net realized gains – Institutional Class	—	(6,406,622)
Net realized gains – Class C(1)	—	(5,008)
Net realized gains – Investor Class	—	(116,301)
Net decrease in net assets resulting from distributions paid	(1,142,282)	(9,748,855)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	13,717,771	45,181,406
Proceeds from shares sold – Class C(1)	—	706,654
Proceeds from shares sold – Investor Class	97,720	918,918
Proceeds from exchange of Class C shares(1)	—	76,226
Shares issued in reinvestment of distributions – Institutional Class	1,060,839	4,727,089
Shares issued in reinvestment of distributions – Class C(1)	—	7,892
Shares issued in reinvestment of distributions – Investor Class	19,885	151,158
Payments for shares redeemed – Institutional Class	(83,657,483)	(60,243,209)
Payments for shares redeemed – Class C(1)	—	(651,404)
Payments for shares redeemed – Investor Class	(1,380,272)	(859,764)
Payments for exchange to Investor Class shares(1)	—	(76,226)
Net decrease in net assets from capital share transactions	(70,141,540)	(10,061,260)

TOTAL DECREASE IN NET ASSETS	(68,848,365)	(27,245,411)

NET ASSETS:
Beginning of year	134,870,992	162,116,403
End of year	$66,022,627	$134,870,992
ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(1,827)	$(29,009)

(1)	The Class C shares converted to Investor Class shares on February 29, 2016. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
FROM OPERATIONS
Net investment income	$1,698,791	$1,499,039
Net realized gain (loss) from investments	(218,384)	638,978
Change in net unrealized depreciation on investments	(1,249,607)	(1,755,098)
Net increase in net assets from operations	230,800	382,919

FROM DISTRIBUTIONS
Net investment income – Retail Class(1)	—	(8,899)
Net investment income – Institutional Class	(1,928,017)	(1,955,046)
Net decrease in net assets resulting from distributions paid	(1,928,017)	(1,963,945)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from exchange of Retail Class shares(1)	—	1,377,600
Proceeds from shares sold – Institutional Class	22,799,351	21,605,121
Proceeds from shares issued from transfer-in-kind – Institutional Class(2)	—	30,257,705
Shares issued in reinvestment of distributions – Retail Class(1)	—	7,931
Shares issued in reinvestment of distributions – Institutional Class	1,506,979	1,687,784
Payments for shares redeemed – Retail Class(1)	—	(509)
Payments for exchange to Institutional Class shares(1)	—	(1,377,600)
Payments for shares redeemed – Institutional Class	(83,378,452)	(39,873,762)
Net increase (decrease) in net assets from capital share transactions	(59,072,122)	13,684,270
TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,769,339)	12,103,244

NET ASSETS:
Beginning of year	97,163,834	85,060,590
End of year	$36,394,495	$97,163,834

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$12,158	$11,910

(1)	The Retail Class shares converted to Institutional Class shares on September 1, 2015. See Note 1 to the Financial Statements.
(2)	See Note 8 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.45	$11.54	$11.15	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.14	0.16	0.22	0.31
Net realized and unrealized gain (loss) on investments	0.31	(0.58)	0.48	1.06
Total from investment operations	0.45	(0.42)	0.70	1.37

Less distributions paid:
From net investment income	(0.18)	(0.22)	(0.22)	(0.22)
From realized gain	—	(0.45)	(0.09)	—
Total distributions paid	(0.18)	(0.67)	(0.31)	(0.22)

Net Asset Value, End of Year/Period	$10.72	$10.45	$11.54	$11.15

Total Return(4)(6)	4.29%	(3.52)%	6.37%	13.83%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$64,908	$132,523	$159,725	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.09%	1.03%	1.05%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	0.95%	1.95%	1.61%	2.61%
After waivers and reimbursements of expenses	1.29%	2.23%	1.91%	3.15%

Portfolio turnover rate(4)	77.33%	63.55%	87.20%	53.61%

(1)	The Institutional Class shares commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Investor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Period Ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.43	$11.53	$11.14	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.11	0.12	0.18	0.29
Net realized and unrealized gain (loss) on investments	0.30	(0.58)	0.49	1.06
Total from investment operations	0.41	(0.46)	0.67	1.35

Less distributions paid:
From net investment income	(0.15)	(0.19)	(0.19)	(0.21)
From realized gain	—	(0.45)	(0.09)	—
Total distributions paid	(0.15)	(0.64)	(0.28)	(0.21)

Net Asset Value, End of Year/Period	$10.69	$10.43	$11.53	$11.14

Total Return(4)(6)	3.92%	(3.88)%	6.09%	13.58%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$1,114	$2,348	$2,330	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.44%	1.38%	1.40%	1.56%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	0.69%	1.60%	1.31%	2.50%
After waivers and reimbursements of expenses	1.03%	1.88%	1.61%	2.96%

Portfolio turnover rate(4)	77.33%	63.55%	87.20%	53.61%

(1)	The Investor Class shares commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.75	$9.91	$10.06	$10.07	$10.20

Income (loss) from investment operations:
Net investment income (loss)(1)(2)	0.25	0.15	0.15	0.01	(0.10)
Net realized and unrealized
gain (loss) on investments	(0.19)	(0.11)	(0.08)	0.18	0.11
Total from investment operations	0.06	0.04	0.07	0.19	0.01

Less distributions paid:
From net investment income	(0.30)	(0.20)	(0.22)	(0.20)	(0.14)
Total distributions paid	(0.30)	(0.20)	(0.22)	(0.20)	(0.14)

Net Asset Value, End of Year	$9.51	$9.75	$9.91	$10.06	$10.07

Total Return(3)	0.64%	0.35%	0.75%	1.14%	0.08%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$36,394	$97,164	$83,678	$109,404	$124,016

Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	0.64%	0.59%	0.65%	0.71%	0.59%
After waivers and reimbursements of expenses	0.55%	0.58%	0.66%	0.70%	0.59%

Ratio of net investment income (loss)
to average net assets
Before waivers and reimbursements of expenses	2.50%	1.50%	1.52%	0.12%	(0.96)%
After waivers and reimbursements of expenses	2.59%	1.51%	1.51%	0.13%	(0.96)%

Portfolio turnover rate	164.31%	182.08%	99.63%	72.73%	78.90%

(1)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(2)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
May 31, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Short Term U.S. Government Agency Income Fund”) is to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Short Term U.S. Government Agency Income Fund currently offers one class of shares, the Institutional Class.  Effective February 20, 2014, the Short Term U.S. Government Agency Income Fund ceased offering its StoneCastle Treasurer Class.  Effective September 1, 2015, the Short Term U.S. Government Agency Income Fund converted its Retail Class shares to Institutional Class shares and ceased offering its Retail Class.  The Equity Income Plus Fund currently offers two classes of shares, the Institutional Class and the Investor Class. Effective February 29, 2016, the Equity Income Plus Fund converted its Class C shares to Retail Class shares and ceased offering its Class C shares, and the Retail Class was renamed to the Investor Class. The Investor Class shares are subject to a 0.25% distribution (Rule 12b-1) fee and a 0.10% shareholder servicing fee.  Each class of shares in both Funds have identical rights and privileges except with respect to the Rule 12b-1 and shareholder servicing fees and voting rights on matters affecting a single class of shares.  The Short Term U.S. Government Agency Income Fund’s registration statement became effective on June 22, 2011.  The Institutional Class shares commenced operations on June 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Investor Classes commenced operations.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), investment advisers to the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or will be valued at the later sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service).  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

security when corporate events, events in the securities market and/or world events cause the Advisers to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities, including U.S. Government and Agency Securities, corporate securities, municipal securities, mortgage- and asset-backed securities, commercial paper, banker’s acceptances, certificates of deposit, time deposits and U.S. Treasury Bills, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean by pricing service providers.  Pricing services may use various valuation methodologies such as broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  These securities that use similar valuation techniques and inputs as described above are typically categorized as Level 2 of the fair value hierarchy.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2017:

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

Equity Income Plus Fund
	Level 1	Level 2	Level 3	Total
Equities:
Common Stocks(1)	$50,309,941	$—	$—	$50,309,941
Master Limited Partnerships	5,237,136	—	—	5,237,136
Real Estate Investment Trusts	5,509,406	—	—	5,509,406
Purchased Options	147,700	—	—	147,700
Total Equities	$61,204,183	$—	$—	$61,204,183
Short-Term Investments	$6,589,025	$—	$—	$6,589,025
Total Investments in Securities	$67,793,208	$—	$—	$67,793,208
Liabilities:
Written Options	$(804,120)	$(788,682)	$—	$(1,592,802)
Total Liabilities	$(804,120)	$(788,682)	$—	$(1,592,802)

(1) See the Schedule of Investments for industry classifications.

Short Term U.S. Government Agency Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$32,333,981	$—	$32,333,981
U.S. Government Notes/Bonds	—	2,620,970	—	2,620,970
Total Fixed Income	$—	$34,954,951	$—	$34,954,951
Short-Term Investments	$4,869,601	$—	$—	$4,869,601
Total Investments in Securities	$4,869,601	$34,954,951	$—	$39,824,552

The Funds did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3.  During the year ended May 31, 2017, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b)	Derivative Instruments

The Short Term U.S. Government Agency Income Fund did not hold any financial derivative instruments during the year ended May 31, 2017.

The Equity Income Plus Fund invested in derivative instruments, such as purchased and written options, during the year ended May 31, 2017.

The following sets forth the fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statement of Assets and Liabilities as of May 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for as	Statement of Assets &		Statement of Assets &
hedging instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written Options,
Options	at value	$147,700	at value	$1,592,802
Total		$147,700		$1,592,802

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

The effect of derivative instruments for the Equity Income Plus Fund on the Statements of Operations for the year ended May 31, 2017:

Amount of Net Realized Loss on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(4,108,241)	$(965,738)	$(5,073,979)
Total	$(4,108,241)	$(965,738)	$(5,073,979)

Change in Net Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$417,914	$367,217	$785,131
Total	$417,914	$367,217	$785,131

(1)	Reflected within investments and purchased options on the Statements of Operations.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions.  As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Equity Income Plus Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

Transactions in options written during the year ended May 31, 2017 for the Equity Income Plus Fund were as follows:

	Contracts	Premiums
Outstanding, beginning of year	34,088	$6,204,720
Options written	100,891	12,822,869
Options terminated in closing transactions	(84,079)	(11,998,455)
Options exercised	(11,813)	(3,234,009)
Options expired	(23,657)	(2,208,785)
Outstanding, end of year	15,430	$1,586,340

As of May 31, 2017, the fair value of long positions which served as collateral for call options written was $60,908,032.

Transactions in purchased options during the year ended May 31, 2017 were as follows:

Contracts
Outstanding, beginning of year	6,000
Options purchased	46,300
Options terminated in closing transactions	(20,450)
Options expired	(28,250)
Outstanding, end of year	3,600

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2017, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.  During the year, the Funds did not incur any interest or penalties.  The Equity Income Plus Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

The Short Term U.S. Government Agency Income Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2014.
(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.  Rule 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund.  Shareholder servicing fees are expensed at 0.10% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund.  Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Return of capital distributions received from the Funds’ investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Any discount or premium on securities purchased are accreted or amortized until maturity using the constant yield 2 method.  Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

Equity Income Plus Fund
	May 31, 2017	May 31, 2016
Ordinary Income	$1,142,282	$8,185,364
Long-Term Capital Gain	—	1,563,491

Short Term U.S. Government Agency Income Fund
	May 31, 2017	May 31, 2016
Ordinary Income	$1,928,017	$1,963,945
Long-Term Capital Gain	—	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

As of May 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
Cost basis of investments for federal income tax purposes	$67,417,351	$41,238,719
Gross tax unrealized appreciation	5,772,222	833,952
Gross tax unrealized depreciation	(5,396,365)	(2,248,119)
Net tax unrealized appreciation (depreciation)	375,857	(1,414,167)
Undistributed ordinary income	187,482	12,158
Undistributed long-term capital gain	—	—
Total distributable earnings	187,482	12,158
Other accumulated losses	(8,292,394)	(4,649,248)
Total accumulated losses	$(7,729,055)	$(6,051,257)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to basis adjustments related to investments in partnerships and the deferral of losses on wash sales and straddle adjustments.

At May 31, 2017, the Short Term U.S. Government Agency Income Fund had short-term capital loss carryovers of $3,886,429 and had long-term capital loss carryovers of $762,819.  At May 31, 2017, the Equity Income Plus Fund had short-term capital loss carryovers of $8,118,983 and had long-term capital loss carryovers of $166,995.  These losses will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2017, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

Equity Income Plus Fund
Undistributed Net Investment Income/(Loss)	$118,471
Accumulated Net Realized Gain/(Loss)	$(118,471)

Short Term U.S. Government Agency Income Fund
Undistributed Net Investment Income/(Loss)	$229,474
Accumulated Net Realized Gain/(Loss)	$(229,474)

(4)	Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund
Institutional Class	September 28, 2017	0.75%
Investor Class	September 28, 2017	1.10%
Short Term U.S. Government Agency Income Fund
Institutional Class	September 28, 2017	0.55%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.  The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	May 31, 2020	May 31, 2019	May 31, 2018
Equity Income Plus Fund
Institutional Class	$268,398	$418,492	$330,702
Investor Class	5,907	7,892	5,773

Short Term U.S. Government Agency Income Fund
Institutional Class
	61,936	8,541	—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Equity Income Plus Fund, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution (Rule 12b-1) fee of 0.25% of the Funds average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution. During the year ended May 31, 2017, the Fund incurred expenses of $4,326 pursuant to the 12b-1 Plan.  As of May 31, 2017, the Fund owed the Distributor $1,643 in fees.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee of 0.10% of the average daily net assets of the Investor Class shares for the Equity Income Plus Fund. During the year ended May 31, 2017, the Equity Income Plus Fund accrued shareholder servicing fees of $1,730 and owed fees of $3,229.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year ended May 31, 2017, and owed as of May 31, 2017, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$100,893	$15,218
Short Term U.S. Government Agency Income Fund	53,896	8,208

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Funds’ custodian.  Fees incurred for the year ended May 31, 2017, and owed as of May 31, 2017, are as follows:

Pricing Expenses	Incurred	Owed
Equity Income Plus Fund	$ 3,172	$ 524
Short Term U.S. Government Agency Income Fund	45,546	6,744

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$ 50,797	$ 8,851
Short Term U.S. Government Agency Income Fund	27,276	4,493

Custody	Incurred	Owed
Equity Income Plus Fund	$ 11,196	$ 2,265
Short Term U.S. Government Agency Income Fund	19,395	3,107

Each Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended May 31, 2017, and owed as of May 31, 2017, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$ 11,925	$ 1,994
Short Term U.S. Government Agency Income Fund	11,925	2,009

(7)	Capital Share Transactions

Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
Shares sold	1,306,700	4,107,712
Shares reinvested	100,080	457,352
Shares redeemed	(8,033,695)	(5,716,683)
Net decrease	(6,626,915)	(1,151,619)

Investor Class
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
Shares sold	9,260	83,197
Shares reinvested	1,886	14,672
Shares exchanged from Class C	—	7,788	(1)
Shares redeemed	(132,027)	(82,550)
Net increase (decrease)	(120,881)	23,107

Class C
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
Shares sold	—	71,665
Shares reinvested	—	879
Shares exchanged to Investor Class	—	(9,034	)(1)
Shares redeemed	—	(69,617)
Net decrease	—	(6,107)

(1) The Class C shares converted to Investor Class shares on February 29, 2016.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

Transactions in shares of the Short Term U.S. Government Agency Income Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
Shares sold	2,359,750	2,204,151
Shares issued from transfer-in-kind	—	3,071,848
Shares reinvested	156,219	172,403
Shares exchanged from Retail Class	—	140,274	(1)
Shares redeemed	(8,652,573)	(4,070,089)
Net increase (decrease)	(6,136,604)	1,518,587

Retail Class
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
Shares sold	—	—
Shares reinvested	—	818
Shares exchanged to Institutional Class	—	(142,410	)(1)
Shares redeemed	—	(52)
Net decrease	—	(141,644)

(1) The Retail Class shares were converted to Institutional Class shares September 1, 2015.

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the Funds for the year ended May 31, 2017 are summarized below:

		Short Term
	Equity Income	U.S. Government Agency
	Plus Fund	Income Fund
Purchases:
U.S. Government	$—	$100,979,376
Other	62,686,135	—
Sales:
U.S. Government	$—	$153,536,359
Other	138,305,236	—

During the year ended May 31, 2016, the Short Term U.S. Government Agency Income Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities and cash and cash equivalents eligible for investments by the Fund as consideration for Fund shares issued at a value of $24,051,937 and $6,205,768, respectively.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2017

(9)	Beneficial Ownership

The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2017, the following entities held over 25% of a Fund’s shares outstanding for the benefit of their customers:

Short Term U.S. Government Agency Income Fund
Institutional Class
National Financial Services, LLC	38.42%

Equity Income Plus Fund
Institutional Class
National Financial Services, LLC	32.72%

Investor Class
Raymond James & Associates, Inc.	38.37%

(10)	Line of Credit

At May 31, 2017, the Equity Income Plus Fund and Short Term U.S. Government Agency Income Fund had lines of credit with a maximum amount of borrowing for the lessor of $8,000,000 and $12,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 11, 2017. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. For the year ended May 31, 2017, the average interest rate under the lines of credit was 3.50% through December 14, 2016, 3.75% through March 15, 2017, and 4.00% thereafter.  The following table provides information regarding usage of the line of credit for the year ended May 31, 2017 for the Equity Income Plus Fund.  The Short Term U.S. Government Agency Income Fund did not borrow on the line of credit during the year ended May 31, 2017.  The Funds did not have an outstanding balance on either line of credit as of May 31, 2017.

		Average		Maximum	Dates of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Equity Income Plus Fund	13	$2,001,231	$2,529	$3,217,000	6/15/16 – 6/19/16

* Interest expense is reported within Other Expenses on the Statement of Operations.

(11)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

(12)	Subsequent Events

On June 29, 2017, the Equity Income Plus Fund declared and paid a distribution from ordinary income of $121,868 and $1,293 to the shareholders of record on June 28, 2017 of the Institutional Class and Investor Classes, respectively.

On June 29, 2017, the Short Term U.S. Government Agency Income Fund declared and paid a distribution from ordinary income of $100,053 to the shareholders of record on June 28, 2017.

M.D. Sass Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of M.D. Sass Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of M.D. Sass Funds, comprising M.D. Sass Equity Income Plus Fund and M.D. Sass Short Term U.S. Government Agency Income Fund (the “Funds”), each a series of Trust for Professional Managers, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting M.D. Sass Funds as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
July 27, 2017

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	33	Professor and Chair,	Independent Trustee,
615 E. Michigan St.		Term; Since		Department of Accounting,	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		Marquette University	open-end investment
Year of Birth: 1955		2001		(2004-present).	company with one
portfolio).

Gary A. Drska	Trustee	Indefinite	33	Pilot, Frontier/Midwest	Independent Trustee,
615 E. Michigan St.		Term; Since		Airlines, Inc. (airline company)	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		(1986-present).	open-end investment
Year of Birth: 1956		2001			company with one
portfolio).

Jonas B. Siegel	Trustee	Indefinite	33	Retired (2011-present);	Independent Trustee,
615 E. Michigan St.		Term; Since		Managing Director, Chief	Gottex Trust (an open-end
Milwaukee, WI 53202		October 23,		Administrative Officer	investment company
Year of Birth: 1943		2009		(“CAO”) and Chief	with one portfolio)
				Compliance Officer (“CCO”),	(2010-2016); Independent
				Granite Capital International	Manager, Ramius IDF
				Group, L.P. (an investment	fund complex (two
				management firm)	closed-end investment
				(1994-2011).	companies) (2010-2015);
Independent Trustee,
Gottex Multi-Asset
Endowment fund complex
(three closed-end
investment companies)
(2010-2015); Independent
Trustee, Gottex Multi-
Alternatives fund complex
(three closed-end
investment companies)
(2010-2015).

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	33	President (2017-present);	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since		Chief Operating Officer	(an open-end investment
Milwaukee, WI 53202	Trustee	August 22,		(2016-present); Executive	company with ten
Year of Birth: 1962		2001		Vice President, U.S. Bancorp	portfolios); Trustee, USA
				Fund Services, LLC	MUTUALS (an open-end
				(1994-2017).	investment company with
one portfolio).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term; Since		Services, LLC (2004-present).
Milwaukee, WI 53202	Principal	January 24,
Year of Birth: 1957	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	President,	Term; Since		Services, LLC (2002-present).
Milwaukee, WI 53202	Treasurer	January 24,
Year of Birth: 1974	and	2013
Principal
Financial and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Compliance	Term; Since		Fund Services, LLC (2014-present);
Milwaukee, WI 53202	Officer,	July 1,		CCO (2003-2013) and Senior Vice
Year of Birth: 1960	Vice	2014		President, Ariel Investments, LLC
	President and			(2010-2013).
Anti-Money
Laundering
Officer

Elizabeth B. Scalf**	Chief	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Compliance	Term; Effective		Fund Services, LLC (February
Milwaukee, WI 53202	Officer,	July 1,		2017-present); Vice President
Year of Birth: 1985	Vice	2017		and Assistant CCO, Heartland
	President and			Advisors, Inc. (December 2016-
	Anti-Money			January 2017); Vice President and
	Laundering			CCO, Heartland Group, Inc.
	Officer			(May 2016-November 2016);
Vice President, CCO and Senior
Legal Counsel (May 2016-
November 2016), Assistant CCO
and Senior Legal Counsel
(January 2016-April 2016),
Senior Legal and Compliance
Counsel (2013-2015), Legal and
Compliance Counsel (2011-2013),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 29,		(2012-present).
Year of Birth: 1981		2015

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 22,		(2010-present).
Year of Birth: 1987		2015

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		April 23,		(2011-present).
Year of Birth: 1987		2015

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 1,		(2010-present).
Year of Birth: 1987		2015

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

**	Effective July 1, 2017, Elizabeth B. Scalf will replace Anita M. Zagrodnik as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer of the Trust.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund 100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2017 was as follows:

M.D. Sass Equity Income Plus Fund 100.00%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisers the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Short Term U.S. Government Agency Income Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2017	FYE 5/31/2016
Audit Fees	$32,000	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$6,500	$6,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date     7/27/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     7/27/17

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     7/27/17

* Print the name and title of each signing officer under his or her signature.